                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: May 1, 1998                                   /s/ Jeffrey H. Smulyan
                                                     __________________________
                                                     Jeffrey H. Smulyan

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: May 3, 1998                                   /s/ Lawrence B. Sorrel
                                                    ___________________________
                                                          Lawrence B. Sorrel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: May 1, 1998                              /s/ Richard A. Leventhal
                                                ______________________________
                                                    Richard A. Leventhal

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: May 1, 1998                                /s/  Doyle L. Rose
                                                  ______________________________
                                                       Doyle L. Rose

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: May 1, 1998                               /s/  Susan B. Bayh
                                                 ______________________________
                                                      Susan B. Bayh

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Broadcasting Corporation (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: May 1, 1998                                     /s/  Gary L. Kaseff
                                                       ________________________
                                                            Gary L. Kaseff